Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions
6.3 Provisions

(CHF in millions)	Social charges	Long-service leave	Other	Total

Balance at January 1, 2024	6.8	5.8	4.5	17.1
thereof current	6.3	0.7	0.1	7.1
thereof non-current	0.5	5.1	4.3	10.0
Additions	22.9	2.6	3.8	29.3
Release	(1.0)	(0.5)	—	(1.6)
Utilization	(8.2)	—	—	(8.2)
Unwinding of discount	—	—	0.1	0.1
Exchange differences	(0.1)	0.1	0.1	—
Balance at December 31, 2024	20.3	8.0	8.4	36.6
thereof current	20.3	1.0	0.4	21.7
thereof non-current	—	7.0	8.0	14.9
Additions	5.1	4.7	3.8	13.6
Release	(6.1)	(0.8)	(0.1)	(7.0)
Utilization	(8.2)	—	—	(8.2)
Unwinding of discount	—	—	0.1	0.1
Exchange differences	(0.4)	(0.4)	(0.6)	(1.4)
Balance at December 31, 2025	10.7	11.5	11.6	33.7
thereof current	10.7	1.8	0.6	13.0
thereof non-current	—	9.7	11.0	20.7

Provisions for social charges are related to share-based compensation to fulfil local legal requirements. Provisions for long-service leave are related to jubilee bonus for long-serving employees. Other provisions primarily relate to provisions for asset retirement obligations, which mainly relates to the dismantling costs for the Zurich headquarters and other retail stores in different locations, and amounts to CHF 11.4 million as of December 31, 2025 (CHF 5.9 million as of December 31, 2024). Other further includes provisions for legal matters, which represent the current best estimate of a probable economic outflow.

Accounting policies
Provisions are recognized when On has a present obligation (legal or constructive) as a result of a past event, where it is probable that an outflow of resource will be required to settle the obligation, and where a reliable estimate can be made of the amount of the obligation. If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows.

From time to time, we are subject to potential litigation. Provisions for legal matters are recorded when an economic outflow for the legal matter or other dispute is probable and when a reliable estimate of the economic outflow can be made. Provisions for legal matters where an economic outflow is less than probable, or when it is considered probable but cannot be reliably estimated, would be disclosed unless the possibility of an economic outflow is remote.

Relevant judgments and accounting estimates
Provisions are recognized when a past event gives rise to a present legal or constructive obligation, it is probable that an outflow of economic resources will be required for settlement, and a reliable estimate can be made of the amount of the obligation. Provisions are based upon management’s best estimate of the expenditure required to settle the obligation, incorporating historical data, expert evaluations, and currently available information. Due to the inherent judgment required to determine the timing, magnitude and probability of such obligations, actual results may differ from these estimates.